SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004





                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) October 6, 1998
                                  ----------------




                          GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

      General Motors Corporation (GM or General Motors) today released financial information on the separate financial performance of its GM Europe (GME), GM Latin American/Africa/Mid-East (GMLAAM), and GM Asia/Pacific (GMAP) businesses which were formerly included in General Motors International Operations (GMIO) -- on a quarterly basis for 1996 through the 2nd Quarter of 1998. On October 6, 1998, GM filed an 8-K regarding the formation of the new GM Automotive Operations sector which includes GM North America (GMNA), GME, GMLAAM, and GMAP.

      The following financial information has been prepared using a management approach, which is consistent with the basis and manner in which management internally disaggregates the Corporation's financial information for the purpose of assisting in making internal operating decisions. It is being released to allow interested parties to view the performance of the GME, GMLAAM, and GMAP businesses in the same manner as management.

      This information is not prepared in accordance with generally accepted accounting principles (GAAP). Certain common expenses are allocated among sectors less precisely than would be required for standalone financial information prepared in accordance with GAAP. Additionally, certain expenses (primarily certain U.S. taxes related to non-U.S. operations) are included in GM's "Other" sector. This data represents historical information used by management for internal decision making purposes and, accordingly, other data prepared to represent the way in which the business may operate in the future, or data prepared on a GAAP basis may be materially different.

                          General Motors Corporation
                        Income Statement Summary Data
                                 (Unaudited)


1998 - Q1                              GME         GMLAAM      GMAP
---------                              ---         ------      ----

Revenues                            $5,397         $2,025       $728

Income (loss) before income taxes      203             17         (7)
US, foreign and other income
    taxes (benefit)                     91            (19)         0
Equity in (losses) earnings
    of affiliates                      (13)            19         14
Minority interest                        0             (1)         0
                                        --             --          -
Net income                             $99            $54         $7
                                        ==             ==          =

Net profit margin                       1.8%           2.7%      1.0%


1998 - Q2 (1)
-------------

Revenues                            $6,227         $2,193       $756

Income before income taxes             244             16          5
US, foreign and other income
    taxes (benefit)                    129            (10)         4
Equity in earnings (losses)
    of affiliates                        1             29        (36)
Minority interest                        8             (7)         0
                                       ---             --         --
Net income (loss)                     $124            $48       $(35)
                                       ===             ==         ==

Net profit (loss) margin                2.0%           2.2%     (4.6%)


1997 - Q1 (2)
-------------

Revenues                            $5,697         $1,886       $700

Income before income taxes             351            114          8
US, foreign and other income taxes     148             14          2
Equity in (losses) earnings
    of affiliates                      (55)            29         31
Minority interest                        1              0          2
                                       ---            ---         --
Net income                            $149           $129        $39
                                       ===            ===         ==

Net profit margin                       2.6%           6.8%      5.6%




See footnotes on page 7 for special items.

                          General Motors Corporation
                        Income Statement Summary Data
                                 (Unaudited)


1997 - Q2 (3)                          GME         GMLAAM       GMAP
-------------                          ---         ------       ----

Revenues                            $6,620         $2,329       $762

Income before income taxes             513            200         14
US, foreign and other income
    taxes (benefit)                    186             48         (1)
Equity in (losses) earnings
    of affiliates                      (17)            27        (23)
Minority interest                        2              2          3
                                       ---            ---          -
Net income (loss)                     $312           $181        $(5)
                                       ===            ===          =

Net profit (loss) margin                4.7%           7.8%     (0.7%)


1997 - Q3
---------

Revenues                            $5,686         $2,273       $682

Income (loss) before income taxes       87            154        (73)
US, foreign and other income
    taxes (benefit)                     48             14        (15)
Equity in (losses) earnings
    of affiliates                      (70)            25         43
Minority interest                       10              0          8
                                        --            ---          -
Net (loss) income                     $(21)          $165        $(7)
                                        ==            ===          =

Net (loss) profit margin               (0.4%)          7.3%     (1.0%)


1997 - Q4 (4)
-------------

Revenues                            $6,103         $2,085       $836

(Loss) income before income taxes     (695)            68       (180)
US, foreign and other income
     taxes (benefit)                  (261)           (33)       (14)
Equity in (losses) earnings
    of affiliates                      (29)            92        (40)
Minority interest                        6             (1)        10
                                       ---            ---        ---
Net (loss) income                    $(457)          $192      $(196)
                                       ===            ===        ===

Net(loss) profit margin               (7.5%)          9.2%    (23.4%)



See footnotes on page 7 for special items.

                          General Motors Corporation
                        Income Statement Summary Data
                                 (Unaudited)

1997 - Calendar Year                   GME         GMLAAM       GMAP
--------------------                   ---         ------       ----

Revenues                           $24,106         $8,573     $2,980

Income (loss) before income taxes      256            536       (231)
US, foreign and other income
    taxes (benefit)                    121             43        (28)
Equity in (losses) earnings
    of affiliates                     (171)           173         11
Minority interest                       19              1         23
                                        --            ---        ---
Net (loss) income                     $(17)          $667      $(169)
                                        ==            ===        ===

Net (loss) profit margin               (0.1%)          7.8%     (5.7%)


1996 - Q1
---------

Revenues                            $6,728         $1,497       $772

Income before income taxes             433            132         15
US, foreign and other income taxes     118             34         18
Equity in (losses) earnings
    of affiliates                      (24)            24         25
Minority interest                       (6)             0          3
                                       ---            ---         --
Net income                            $285           $122        $25
                                       ===            ===         ==

Net profit margin                       4.2%           8.1%      3.2%


1996 - Q2
---------

Revenues                            $6,645         $1,627       $829

Income before income taxes             497             85         47
US, foreign and other income taxes     146             38         25
Equity in (losses) earnings
    of affiliates                      (31)            17         21
Minority interest                       (1)            (4)         2
                                       ---             --         --
Net income                            $319            $60        $45
                                       ===             ==         ==

Net profit margin                      4.8%           3.7%      5.4%



See footnotes on page 7 for special items.

                          General Motors Corporation
                        Income Statement Summary Data
                                 (Unaudited)

1996 - Q3                              GME         GMLAAM       GMAP
---------                              ---         ------       ----

Revenues                            $5,744         $1,825       $691

Income before income taxes               6            203         59
US, foreign and other income
    taxes (benefit)                    (95)            56          4
Equity in (losses) earnings
    of affiliates                      (25)            21         27
Minority interest                       (1)            (3)         1
                                        --            ---         --
Net income                             $75           $165        $83
                                        ==            ===         ==

Net profit margin                       1.3%           9.0%     12.0%


1996 - Q4
---------

Revenues                            $6,411         $1,773       $709

Income (loss) before income taxes      117            247        (55)
US, foreign and other income
    taxes (benefit)                     (1)           (22)       (14)
Equity in (losses) earnings of
    affiliates                         (17)            17         (3)
Minority interest                       (2)             9          3
                                        --            ---         --
Net income (loss)                      $99           $295       $(41)
                                        ==            ===         ==

Net profit (loss) margin               1.5%          16.6%     (5.8%)


1996 -Calendar Year
-------------------

Revenues                           $25,528         $6,722     $3,001

Income before income taxes           1,053            667         66
US, foreign and other income taxes     168            106         33
Equity in (losses) earnings
   of affiliates                       (97)            79         70
Minority interest                      (10)             2          9
                                       ---             --        ---
Net income                            $778           $642       $112
                                       ===            ===        ===

Net profit margin                      3.0%           9.6%      3.7%




See footnotes on page 7 for special items.

                          General Motors Corporation
                        Income Statement Summary Data
                                 (Unaudited)


FN - Special Items

(1) The second quarter 1998 results for GME included a pre-tax charge of $74 million ($44 million after-tax), related to work schedule modifications at Opel Belgium.

(2) The first-quarter 1997 results for GME included a pre-tax gain of $88 million ($55 million after taxes), that resulted from an agreement with Volkswagen A.G. (VW) settling a civil lawsuit which GM brought against VW.

(3) Second quarter 1997 results for GME included a pre-tax gain of $128 million ($103 million after taxes), related to the sale of GM Europe's equity interest in Avis Europe.

(4) During December 1997, GM substantially completed studies concerning the long-term competitiveness of all facets of its businesses
      (Competit- iveness Studies). These studies were performed in conjunction with GM's current business planning cycle. Based on the results of these Competitiveness Studies, in the fourth quarter of 1997, GME recorded pre-tax charges against income totaling $848 million ($488 million after-tax )and GMAP recorded pre-tax charges against income totaling $174 million ($170 million after-tax).



                                       * * *

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    October 30, 1998
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)